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                                                                    EXHIBIT 99.9


                           2003 EQUITY INCENTIVE PLAN
                                       OF
                        PERSONNEL GROUP OF AMERICA, INC.

         1. Purpose. The purpose of this Equity Incentive Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by employees and directors of, and consultants to, the Corporation and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such employees, directors and consultants with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such employees, directors and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable employees and other service providers.

         2. Definitions. When used in this Plan, unless the context otherwise requires:

                (a)     "Alternative Rights" shall have the meaning set forth in
         Section 7.

                (b) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

                (c) "Cause" shall mean, with respect to the holder of an Incentive Award, the following: (i) if the holder has an employment agreement in effect with the Corporation or a Subsidiary which contains a definition of cause, then the definition of the term "Cause" for purposes of the Plan shall be as defined in such employment agreement, or (ii) if the holder does not have an employment agreement in effect with the Corporation or a Subsidiary which contains a definition of cause, then "Cause" for purposes of the Plan shall be as determined by the Committee in its sole discretion.

                (d) "Committee" shall mean the Committee hereinafter described in Section 3.

                (e)     "Corporation" shall mean Personnel Group of America,
         Inc.

                (f) "Deferred Stock Award" shall mean an Incentive Award granted in accordance with Section 13.

                (g) "Dividend Equivalent" shall mean an Incentive Award granted in accordance with Section 15.

                (h)     "Eligible Persons" shall mean those persons described in
         Section 4 who are potential recipients of Incentive Awards.


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                (i)      "Exchange Act" shall mean the Securities Exchange Act
         of 1934, as amended.

                (j) "Fair Market Value" on a specified date shall mean the average of the highest and lowest selling price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the average of the closing representative bid and asked price of a Share as reported by NASDAQ, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

                (k) "Incentive Award" shall mean an Option, Restricted Stock Award, Rights, Deferred Stock Award, Performance Award, or Dividend Equivalent granted pursuant to this Plan.

                (l) "Incentive Stock Option" shall have the meaning set forth in section 422 of the Internal Revenue Code.

                 (m) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                (n) "Options" shall mean the stock options granted pursuant to this Plan.

                (o) "Performance Award" shall mean an Incentive Award granted in accordance with Section 14.

                (p) "Plan" shall mean this 2003 Equity Incentive Plan of Personnel Group of America, Inc., as adopted by the Board of Directors on April 11, 2003, as such Plan from time to time may be amended.

                (q) "Restricted Shares" shall mean the Shares issued as a result of a Restricted Stock Award.

                (r) "Restricted Stock Award" shall mean a grant of Shares or of the right to purchase Shares pursuant to Section 12 hereof.

                (s) "Rights" shall mean stock appreciation rights granted pursuant to the Plan.

                (t) "Share" shall mean a share of common stock of the Corporation.

                (u) "Spread" shall mean (i) with respect to Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.




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                (v)     "Subsidiary" shall mean any corporation 50% or more of
         whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

         3. Administration. The Plan shall be administered by a Committee of the Board of Directors which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Notwithstanding the foregoing, if at any time the Corporation is not required to register any class of its equity securities under Section 12 of the Exchange Act, the Plan may be administered by the Board of Directors during such time. During any period of time in which the Plan is administered by the Board of Directors, all references in the Plan to the Committee shall be deemed to refer to the Board of Directors.

         The Committee shall have full power and authority to administer and interpret the Plan. Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Incentive Awards shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Incentive Awards effective or provide for their administration, and may take such other action with regard to the Plan and Incentive Awards as it shall deem desirable to effectuate their purpose.

         4. Participants. Except as hereinafter provided, the class of persons who are potential recipients of Incentive Awards granted under this Plan shall consist of employees and directors of, and consultants to, the Corporation or a Subsidiary, as determined by the Committee. The parties to whom Incentive Awards are granted under this Plan, and the number of Shares subject to each such Incentive Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan.

         5. Shares. Subject to the provisions of Section 19 hereof, the Committee may grant Incentive Awards with respect to an aggregate of up to 19,870,873 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares; provided, however, that the foregoing limitation shall not apply to Alternative Rights but shall apply to the Option with respect to which the Alternative Rights are granted, and shall not apply to any Dividend Equivalents but shall apply to the Incentive Award with respect to which such Dividend Equivalents are granted. The maximum number of Shares which may be the subject of Options and Rights granted during any calendar year to any individual shall not exceed 5,750,000 Shares. If the Shares that would be issued or transferred pursuant to any Incentive Awards are not issued or transferred and cease to be issuable or transferable for any reason, or if Restricted Shares which are subject to a Restricted Stock Award are forfeited, the number of Shares subject to such Incentive Award will no longer be charged against the limitation provided for herein and may again be made subject to Incentive Awards; provided, however, that Shares as to which an Option has been surrendered in connection with the exercise of an Alternative Right shall not again be available for the grant of any further Incentive Awards. Notwithstanding the preceding, with respect to any Option and/or any Rights granted to any individual who is a "covered employee" within the meaning of
Section 162(m) of the Internal Revenue Code that is canceled, the number of shares subject to such Option and/or Rights shall continue to count against the





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maximum number of shares which may be the subject of Options and Rights granted to such individual. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Rights is reduced, such reduction shall be treated as a cancellation of such Option and/or Rights and the grant of a new Option and/or Rights (if any), and both the cancellation of the Option and/or Rights and the new Option and/or Rights shall reduce the maximum number of shares for which Options and Rights may be granted to the holder of such Option and/or Rights.

         6. Grant of Options. The number of Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an Incentive Stock Option, or (b) is not to be treated as an Incentive Stock Option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an Incentive Stock Option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

         Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) Incentive Stock Options granted to an employee (and any incentive stock options granted to such employee under any other stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. Options with respect to which no designation is made by the Committee shall be deemed to be Incentive Stock Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

         Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

         An Option shall be evidenced by an agreement executed on behalf of the Corporation and by the Eligible Person to whom the Option is granted. The form of Option agreement shall be determined from time to time by the Committee, and need not be identical with respect to each grantee. The Option agreement shall indicate whether or not the Option is an Incentive Stock Option.

         7. Grant of Rights. The Committee shall have the authority to grant to any Eligible Person, in its sole discretion, Rights which may be granted separately, or in connection with an Option at the time of the grant of an Option. Any Rights granted in connection with an Option ("Alternative Rights") shall be granted with respect to the same number of Shares as are covered by the Option, subject to adjustment pursuant to the provisions of Section 19 hereof, and may be exercised as an alternative to the exercise of the related Option.

         Alternative Rights granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable, by surrendering the Option with respect to the



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number of Shares as to which such Rights are then exercised. Such Option, to the extent surrendered, shall be deemed exercised for purposes of the limitations under Section 5. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised. Notwithstanding anything contained herein, Alternative Rights granted in connection with an Option that is an Incentive Stock Option may not be exercised at any time when the Fair Market Value of the Shares subject thereto is less than the exercise price of such Option.

         Rights granted without relationship to an Option shall be exercisable for a duration determined by the Committee, but in no event more than ten years from the date of grant. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Spread, or a portion of the Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

         Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

         Payment of the amount determined hereunder upon the exercise of Rights may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of Rights, or in a combination of cash and Shares, as determined by the Committee. No fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

         Rights shall be evidenced by an agreement executed on behalf of the Corporation and by the Eligible Person to whom the Rights are granted. The form of Rights agreement shall be as determined from time to time by the Committee, and need not be identical with respect to each grantee.

         8. Purchase Price Under Options and Restricted Stock. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

         The purchase price per Share for Restricted Shares to be purchased pursuant to Restricted Stock Awards shall be fixed by the Committee at the time of the grant of the Restricted Stock Award; provided, however, that such purchase price shall not be less than the par value of such Shares. Payment of such purchase price shall be made in cash or by check payable to the order of the Corporation, or by such other method as the Committee may permit.

         9. Duration of Options and Related Rights. The duration of any Option granted under this Plan shall be fixed by the Committee at the time of grant; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the



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Option is granted. The duration of any Rights granted in connection with any
Option shall be coterminous with the duration of the related Option.

         10. Ten Percent Stockholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an Incentive Stock Option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

         11. Exercise of Options and Rights. Except as otherwise provided herein, or as otherwise determined by the Committee and provided in an applicable Option or Rights agreement, or as otherwise provided in the holder's employment agreement (if any) with the Corporation or a Subsidiary, Options and Rights, after the grant thereof, shall become vested and exercisable by the holder cumulatively at the rate of 20% on and after each of the first five anniversaries of the date of grant, provided that the holder is still in the employ or service of the Corporation or a Subsidiary on the applicable anniversary date.

         Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, and the Committee may, in its sole discretion, require that any exercise of an Option or Right on an accelerated basis pursuant hereto be contingent upon the consummation of the applicable event giving rise to such acceleration.

         An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect, together with the Option agreement and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board of Directors or an officer of the Corporation appointed by the Chairman of the Board of Directors for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares to pay the purchase price unless the holder has beneficially owned such Shares for at least six months); or by such other methods as the Committee may permit from time to time.

         Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option agreement in replacement of the agreement surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option agreement shall be endorsed to give effect to the partial exercise thereof.



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         Alternative Rights or Rights not granted in connection with an Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights agreement. Holders of Alternative Rights shall also surrender the related Option agreement. Within a reasonable time thereafter, the Corporation shall cause to be delivered to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with Section 7 hereof. Upon the exercise of Alternative Rights, the number of Shares subject to exercise under the related Option or portion thereof shall be reduced by the number of Shares represented by the Option or portion thereof surrendered. Shares subject to Options or portions thereof surrendered upon the exercise of Alternative Rights shall not be available for subsequent Incentive Awards under the Plan. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto (or to the related Option, if any), the Corporation shall also cause to be delivered to the person entitled thereto a Rights agreement (and an Option agreement, in the case of Alternative Rights) with respect to the difference between the number of Shares under the Rights agreement (and related Option agreement, if any) surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised (and the related Option, if any, was so surrendered), or the original Rights agreement (and related Option agreement, if any) shall be endorsed to give effect to the partial exercise (and surrender) thereof.

         Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

         12. Terms and Conditions of Restricted Stock Awards. The Committee shall have the authority to grant to any Eligible Person a Restricted Stock Award, subject to the following terms and conditions:

                (a) All Restricted Shares granted to or purchased by an Eligible Person pursuant to the Plan shall be subject to the following conditions:

                (i) the Restricted Shares shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Restricted Stock Award is granted, until such specific conditions are met (which conditions may be based on continuing employment or achievement of pre-established performance objectives, or both);

                (ii) the Restricted Shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are satisfied, removed or expire;

                (iii) each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan shall bear a legend making appropriate reference to the restrictions imposed; and

                (iv) the Committee may impose such other conditions as it may deem advisable on any Restricted Shares granted to or purchased by an Eligible Person pursuant to a Restricted Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or




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         shares of the same class are then listed, and under any securities law applicable to such Shares.

                (b) The restrictions imposed under subsection (a) hereof upon Restricted Shares shall lapse in accordance with a schedule or such other conditions as shall be determined by the Committee, subject to the provisions of Section 18 hereof.

                (c) Prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed upon Restricted Shares, a stock certificate or certificates representing such Restricted Shares shall be registered in the holder's name but shall be retained by the Corporation for the holder's account. The holder shall have the right to vote such Restricted Shares and shall have all other rights and privileges of a beneficial and record owner with respect thereto, including, without limitation, the right to receive dividends, distributions and adjustments with respect thereto;
provided, however, that such dividends, distributions and adjustments shall be retained by the Corporation for the holder's account and for delivery to the holder, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have been satisfied, expired or lapsed.

                (d) A Restricted Stock Award shall be evidenced by an agreement executed on behalf of the Corporation and by the Eligible Person to whom the Restricted Stock Award is granted. The form of Restricted Stock Award agreement shall be determined from time to time by the Committee, and need not be identical with respect to each grantee.

         13. Deferred Stock Awards. The Committee shall have the authority to grant to any Eligible Person a Deferred Stock Award, subject to the following terms and conditions:

                (i) Delivery of, and the issuance of certificates representing, Shares issuable pursuant to a Deferred Stock Award shall occur upon expiration of the deferral period specified by the Committee;

                (ii) Deferred Stock Awards shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine; and

                (iii) A Deferred Stock Award shall be evidenced by an agreement executed on behalf of the Corporation and by the Eligible Person to whom the Deferred Stock Award is granted. The form of Deferred Stock Award agreement shall be determined from time to time by the Committee, and need not be identical with respect to each grantee.

         14. Performance Awards. The Committee shall have the authority to grant to any Eligible Person a Performance Award, subject to such terms and conditions as shall be determined by the Committee. The value of a Performance Award may be linked to the market value, book value, net profits or other measure of the value of a Share, or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a




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specified number of Shares over a fixed period or periods determined by the
Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Eligible Person. A Performance Award shall be evidenced by an agreement executed on behalf of the Corporation and by the Eligible Person to whom the Performance Award is granted. The form of Performance Award agreement shall be determined from time to time by the Committee, and need not be identical with respect to each grantee.

         15. Dividend Equivalents. The Committee may grant Dividend Equivalents to any Eligible Person who has been granted an Option, Rights, a Deferred Stock Award or a Performance Award, subject to such terms and conditions as shall be determined by the Committee. Such Dividend Equivalents shall be granted with respect to the same number of Shares subject to the related Option, Rights, Deferred Stock Award or Performance Award and shall be based on the dividends declared on such number of Shares, to be credited as of dividend record dates (subject to payment), during the period between the date the Option, Rights, Deferred Stock Award or Performance Award is granted, and the date such Option, Rights, Deferred Stock Award or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall represent the right to receive cash or additional Shares in accordance with such formula and at such time and subject to such limitations as may be determined by the Committee. Dividend Equivalents, if granted, shall be reflected in the related Option, Rights, Deferred Stock Award or Performance Award agreement.

         16. Consideration for Incentive Awards. The Corporation shall obtain such consideration for the grant of an Incentive Award as the Committee in its discretion may determine.

         17. Restrictions on Transferability of Incentive Awards. An Incentive Award shall not be transferable otherwise than by will or the laws of descent and distribution or as provided in this Section 17. Notwithstanding the preceding, the Committee may, in its discretion and subject to such terms and conditions as the Committee shall approve, authorize a transfer of any Option, other than an Option which is an Incentive Stock Option, by the initial holder to (i) the spouse, children, step children, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, or (iv) such other estate planning persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Option shall be prohibited except by will or the laws of descent and distribution. Following any transfer of such an Option, such Option shall continue to be subject to the same terms and conditions of the Option and of the Plan. An Option which is intended to be an Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

         18. Termination of Employment or Service. All or any part of any Option and/or Rights, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service as a director of or consultant to, the Corporation or any Subsidiary, except that the holder shall have three months following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer,



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within which to exercise any unexercised Option and/or Rights that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights. Notwithstanding the foregoing, if the cessation of employment or service is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the Estate or the heirs of a deceased holder shall have the privilege of exercising the Options and Rights which are vested but unexercised at the time of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and Rights and within one year of the holder's disability or death, as the case may be. The Committee may, in its sole discretion, extend the post-termination exercise period under this Section 18 with respect to any Option or Rights, but in no event beyond the expiration of the term of such Option or Rights. If the employment or service of any holder of an Option or Rights with the Corporation or a Subsidiary shall be terminated for Cause, all unexercised Options and Rights of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options or Rights whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

         Except as hereinafter provided, if a holder of a Restricted Stock Award or Deferred Stock Award shall voluntarily or involuntarily leave the employ or service of the Corporation or any Subsidiary, then (i) all Restricted Shares subject to restrictions at the time his employment terminates (and any dividends, distributions and adjustments retained by the Corporation with respect thereto), and (ii) any Shares subject to a Deferred Stock Award with respect to which the deferral period has not expired, shall be forfeited and any consideration received therefor from the holder shall be returned to the holder. Notwithstanding the foregoing, all restrictions to which Restricted Stock Awards are subject shall lapse, and the deferral period under a Deferred Stock Award shall expire, upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

         The consequence of a termination of employment or service with respect to the holder of a Performance Award or Dividend Equivalents shall be as determined by the Committee at the time of grant of any such Incentive Award, subject, however, to any determination by the Committee upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

         19. Adjustment Provision. If, prior to the complete exercise of any Option, or prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Stock Award or Deferred Stock Award, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for,

                (a) in the case of an Option, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of






                                      10
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the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder;

                (b) in the case of a Restricted Share issued pursuant to a Restricted Stock Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 12, the same securities or other property as are received by the holders of the Corporation's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution; and

                (c) in the case of a Deferred Stock Award, the holder shall receive, at such time as would otherwise apply under such Award, such number and kind of securities or cash or other property to which he would have been entitled had he actually owned the Shares subject to the Deferred Stock Award at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution.

Any fractional shares or securities issuable as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time such shares or securities would have otherwise been issued. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

         In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or the complete payment of any Dividend Equivalents or payments pursuant to a Performance Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or which shall be paid to the holder of Dividend Equivalents or a Performance Award at such time as payment would otherwise be made, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder shall be entitled by reason of such events.

         Notwithstanding the foregoing, upon the dissolution or liquidation of the Corporation, or the occurrence of a merger or consolidation in which the Corporation is not the surviving corporation, or a merger or consolidation in which the Corporation becomes a subsidiary of another corporation or a merger or consolidation in which the voting securities of the Corporation outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Corporation or such surviving entity immediately after such merger or consolidation, or upon a spin-off (including a reverse spin-off) by the Corporation, but only as to the holders of Incentive Awards who are to be employed immediately after the spin-off by the entity which represents less than 50% of the value of the Corporation immediately prior to the transaction and any holders who will serve as directors of or consultants to such entity and not the Corporation, or upon the sale of all or substantially all of the assets of the Corporation, the outstanding Options, Rights, Deferred Stock Awards, Performance Awards and Dividend Equivalents granted hereunder shall terminate upon the consummation of such transaction, unless provision is made by the Corporation in connection






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with such transaction for the assumption of Options, Rights, Deferred Stock
Awards, Performance Awards and Dividend Equivalents theretofore granted, or the substitution for such Options, Rights, Deferred Stock Awards, Performance Awards and Dividend Equivalents of new options of, and rights, deferred stock awards, performance awards and dividend equivalents with respect to, the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. In the event the Options terminate as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the Committee shall provide that the holder of any such Option, to the extent then vested, shall be entitled to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the vested portion of the Option not theretofore exercised, over
(ii) the aggregate purchase price which would be payable for such Shares upon the exercise of the Option. In the event Rights granted independently of an Option terminate as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the Committee shall provide that the holder of any such Rights, to the extent then vested, shall be entitled to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the vested portion of the Rights not theretofore exercised, over (ii) the Fair Market Value of such Shares on the date such Rights were granted (or a portion of such excess equal to the portion of the Spread to which the holder is entitled under the terms of such Rights). In the event a Deferred Stock Award, Performance Award or Dividend Equivalent terminates as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the treatment of such Incentive Award shall be as provided in the agreement evidencing such Incentive Award. Any amount payable by the Corporation pursuant to this paragraph may be paid in the form of cash or Shares (or other securities received by shareholders in connection with the applicable transaction) as determined by the Committee in its sole discretion. In the event of any other change in the corporate structure or outstanding Shares, the Committee may, in its sole discretion, make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

         20. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Incentive Award shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Incentive Award, or may issue stop transfer orders in respect thereof.





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

         21. Income Tax Withholding. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State, local or foreign tax rules or regulations in respect of any Incentive Award, the Corporation or the Subsidiary shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements.
In order to facilitate payment by the holder of an Incentive Award of his withholding obligations with respect to the Incentive Award, the Corporation or Subsidiary may, at its election, (a) deduct from any cash payment otherwise due to the holder, the appropriate withholding amount, (b) require the holder to pay to the Corporation or Subsidiary in cash the appropriate withholding amount, (c) permit the holder to elect to have the Corporation withhold a portion of the Shares otherwise to be delivered with respect to such Incentive Award, the Fair Market Value of which is equal to the minimum statutory withholding amount, or (d) permit the holder to elect to deliver to the Corporation Shares already owned by the holder for at least six months, the Fair Market Value of which is equal to the appropriate withholding amount.

         22. Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Incentive Awards not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Incentive Award. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or with respect to Options and Rights granted to any individual during any calendar year or change the class of Eligible Persons shall be subject to the approval of the shareholders of the Corporation.

         23. No Right of Employment or Service. Nothing contained herein or in an Incentive Award shall be construed to confer on any employee, director or consultant any right to be continued in the employ of the Corporation or any Subsidiary or as a director of, or consultant to, the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of, discharge or cease its consulting arrangement with such employee, director or consultant (without or with pay), at any time, with or without cause.

         24. Effective Date of the Plan. This Plan is conditional upon its approval by the shareholders of the Corporation in accordance with Sections 422 and 162(m) of the Internal Revenue Code, and no Incentive Awards may be granted prior to the date of such approval. If such approval is not obtained, then the Plan shall be void and of no force or effect.

         25. Final Grant Date. No Incentive Award shall be granted under the Plan after April 14, 2013.




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